                                                                    EXHIBIT 10.7


THIS LEASE AGREEMENT IS EXECUTED AT SUNNYVALE, CALIFORNIA, ON FEBRUARY 5, 1996 BETWEEN DE ANZA BUILDING, A CALIFORNIA LIMITED PARTNERSHIP, HEREINAFTER REFERRED TO AS "LANDLORD" AND COMMTOUCH, INC., A CALIFORNIA CORPORATION, HEREINAFTER REFERRED TO AS "TENANT", ALL WITHOUT REGARD TO GENDER OR NUMBER, WHO AGREE AS FOLLOWS.

1)   DESCRIPTION OF PREMISES:

     Landlord Leases to Tenant and Tenant leases from Landlord, approximately one thousand eight hundred twenty-two (1,822) rentable square feet, of that building located at 298 S. Sunnyvale Avenue, Sunnyvale, Santa Clara County, California, which premises are more particularly described in Exhibit "A" to this lease, and are hereinafter referred to as "the premises", Suite 209.

2)   USE:

     Tenant shall use the premises for general office use and for no other use without Landlord's consent.

     Tenant shall not use or permit the use of the premises or any part thereof for any purpose or purposes other than the purposes for which the premises are leased.

3)   LEASE TERM:

     The Lease term shall be for thirty six months (36) commencing May 1, 1996. Tenant to have occupancy on April 1, 1996.

4)   RENT:

     Tenant shall pay to Landlord as minimum monthly rent, without deduction, set off, prior notice, or demand, the sum of Two Thousand Three Hundred Sixty-Eight and 60/100 Dollars ($2,368.60) per month in advance on the first day of each month commencing during the term, or the commensurate rental for any portion of a month to be prorated.

     All rent shall be paid to landlord at the address to which notices to Landlord are given. In the event the monthly rent is not received by Landlord within five (5) days following the date it is due and payable, there shall be a late charge in the amount of ten (10%) percent of the monthly rental. Such late charge will be due and payable from Tenant with the late monthly rental, but nothing contained herein shall be construed as relieving Tenant from Tenant's obligation to pay the monthly rent in advance on the first day of each month. See Addendum #1 for rent schedule.

5)   SECURITY DEPOSIT:

     On execution of this Lease, Tenant shall deposit with Landlord as a security deposit for the performance by Tenant of the provisions of this Lease the total sum of Two Thousand Five Hundred and 00/100 Dollars ($2,500.00). If Tenant is in default, Landlord can use the security deposit, or any portion of it, to cure the default or to compensate Landlord for all damage sustained by Landlord resulting from Tenant's default. Tenant shall immediately, on demand, pay to Landlord a sum equal to the portion of the security deposit expanded or applied by Landlord as provided in this paragraph so as to maintain the security deposit in the sum initially deposited with Landlord. If Tenant is not in default at the expiration or termination of this Lease, Landlord shall return the security to Tenant. Landlord's obligations with respect to the security deposit are those of a debtor and not a trustee. Landlord can maintain the security deposit separate and apart from Landlord's general funds or can commingle the security deposit with Landlord's general and other funds. Landlord shall not be required to pay Tenant interest on the security deposit.

6)   PREPARATION OF PREMISES:

     Tenant to take space in "as-is" condition. Landlord to clean and paint as described in Addendum #2.

7)   TAXES AND ASSESSMENTS:

     Tenant shall pay before delinquency all taxes, assessments, license fees and other charges ("taxes") that are levied and assessed against Tenant's personal property installed or located in or on the

     THIS LEASE AGREEMENT IS EXECUTED AT SUNNYVALE, CALIFORNIA, ON FEBRUARY 5, 1996 BETWEEN DE ANZA BUILDING, A CALIFORNIA LIMITED PARTNERSHIP, HEREINAFTER REFERRED TO AS "LANDLORD" AND COMMTOUCH, INC., A CALIFORNIA CORPORATION, HEREINAFTER REFERRED TO AS "TENANT", ALL WITHOUT REGARD TO GENDER OR NUMBER, WHO AGREE AS FOLLOWS.

     premises, and that become payable during the term. On demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of these payments. If any taxes on Tenant's personal property are levied against Landlord or Landlord's property, or if the assessed value of the building and other improvements in which the premises are located is increased by the inclusion of a value placed on Tenants' personal property, and if Landlord pays the taxes on any of these items or the taxes based on the increased assessment of these items, Tenant, on demand, shall immediately reimburse Landlord for the sum of the taxes levied against Landlord, or the proportion of the taxes resulting from the increase in Landlord's assessment. Landlord shall have the right to pay these taxes, and shall be reimbursed therefor by Tenant, regardless of the validity of the levy.

     As additional rental, Tenant shall pay its proportionate share determined as provided below of all increases in real property taxes and general and special assessments ("real property taxes"), whether the increases result from increased rate and/or valuation, levied and assessed against the building, other improvements, and land of which the premises are a part, for the base year, which is tax year 1995. Tenant's proportionate share of such real property tax increases shall be the ratio of the increase that total number of square feet in the premises bears to the total number of leasable square feet in the building and other improvements in which the premises are located. Each year Landlord shall notify Tenant of Landlord's calculation of Tenant's proportionate share of the real property taxes and together with such notice shall furnish Tenant with a copy of the tax bill, including the tax bill for the base year. Tenant shall reimburse Landlord for Tenant's proportionate share of the increase in the real property taxes semiannually not later than thirty (30) days before the taxing authority's delinquency date or ten (10) days after receipt of the tax bill from Landlord, whichever is later. Tenant's liability to pay real property taxes shall be prorated on the basis of a 365-day year to account for any fractional portion of a fiscal tax year included in the term or extended term at its commencement and expiration.

8)   LIMITATIONS ON USE:

     Tenant shall not use the premises in any manner that will constitute waste, nuisance or unreasonable annoyance (including, without limitation, the use of loudspeakers or sound or light apparatus that can be heard or seen outside the premises) to owners or occupants of adjacent properties or to other tenants in the building in which the premises are located. Tenant shall not use the premises for sleeping, washing clothes, cooking or the preparation, manufacture, or mixing of anything that might emit any odor or objectionable noises or lights onto adjacent properties or into the building in which the premises are located. Furthermore, there shall be no smoking in the suite or in the common areas of the building in accordance with the City of Sunnyvale smoking ordinances.

     Without Landlord's written consent, Tenant shall not operate or permit to be operated in the premises any coin or token-operated vending machines or similar devices for the sale or leasing of goods, no auction, fire, or bankruptcy sale may be conducted in the premises without Landlord's written consent.

     The plumbing facilities shall not be used for any other purpose than that of which they are constructed, and no foreign substance of any kind shall be thrown in the plumbing facilities. The expense of any breakage, stoppage, or damage (whether within or outside the premises) resulting from a violation of this provision, shall be borne by Tenant if Tenant or its employees, agents, or invitees shall have caused it.

     Tenant shall not do anything on the premises that will cause damage to the premises or the building in which the premises are located. The premises shall not be overloaded. No machinery, apparatus, or other appliance shall be used or operated in or on the premises that will in any manner injure, vibrate or shake the premises. In addition, there shall be no freestanding electric heaters or large refrigerators allowed in the units.

9)   ALTERATIONS:

     Tenant shall not make, or suffer to be made, any alterations to the premises without Landlord's

     THIS LEASE AGREEMENT IS EXECUTED AT SUNNYVALE, CALIFORNIA, ON FEBRUARY 5, 1996 BETWEEN DE ANZA BUILDING, A CALIFORNIA LIMITED PARTNERSHIP, HEREINAFTER REFERRED TO AS "LANDLORD" AND COMMTOUCH, INC., A CALIFORNIA CORPORATION, HEREINAFTER REFERRED TO AS "TENANT", ALL WITHOUT REGARD TO GENDER OR NUMBER, WHO AGREE AS FOLLOWS.

     written consent. Any alterations made shall remain on and be surrendered with the premises on expiration or termination of the term, except that Landlord can elect, within thirty (30) days before expiration of the term, or within ten (10) days after termination of the term, to require Tenant to remove any alterations that Tenant has made to the premises.

     If Landlord so elects, Tenant, at its cost, shall restore the premises to the condition designated by Landlord in its election, before the last day of the term, or within thirty (30) days after notice of election is given, whichever is later.

     If Tenant makes any alterations to the premises as provided in this paragraph, the alterations shall not be commenced until three (3) days after Landlord has received notice from Tenant stating the date the installation of the alterations is to commence so that Landlord can post and record an appropriate notice of non-responsibility.

10)  UTILITIES AND SERVICES:

     Landlord is to provide all water, electricity, heating, venting, air-conditioning and lighting (but not telephone and the like) and janitorial services. Air-conditioning, heating and lighting to be supplied from 8 a.m. to 5 p.m. Monday through Friday. Landlord is responsible for Building maintenance including landscaping, and landscaping in patio area.

     Landlord shall not be liable for failure to furnish utilities or services to the premises when the failure results from causes beyond Landlord's reasonable steps to restore the interrupted utilities and services.

     Landlord can discontinue, without notice to Tenant, any of the utilities or services to the premises for which Tenant fails to pay as provided in this paragraph, and no such discontinuance shall be deemed an actual or a constructive eviction.

11)  INDEMNITY AND EXCULPATION:

     Tenant agrees to hold Landlord free of all liabilities and claims for damage by reason of any injury or death to any person or persons, including Tenant, or property of any kind whatsoever (except any liability and claim caused solely by the negligent acts of Landlord, Landlord's agents, or Landlord's servants) while in, upon, or connected in any way with the premises, during the term of this Lease or any extended term thereof, or any occupancy hereunder. Tenant hereby agrees to indemnify, save harmless and defend Landlord from all liability, damages, loss, costs and obligations, including court costs and counsel fees, on account of or arising out of or alleged to have arisen out of, directly or indirectly, any such injuries, death or losses, however occurring. Tenant agrees to include within the insurance policy obtained under paragraph 12 hereinbelow a provision providing that the contractual obligation of indemnification set forth in this paragraph 11 is covered in said policy.

12)  INSURANCE:

     Tenant, at its cost, shall maintain public liability and property damage insurance with liability limits of not less than $100,000.00 per person and $300,000.00 per occurrence, and property damage limits of not less than $50,000.00 per occurrence, insuring against all liability of Tenant and Tenant's authorized representatives arising out of and in connection with Tenant's use or occupancy of the premises. All public liability insurance and property damage insurance shall insure performance by Tenant of the indemnity provisions of paragraph 11 hereinabove. Both parties to this lease shall be named as coinsured, and the policy shall contain cross liability endorsements.

     Not more frequently than each two (2) years, if, in the opinion of Landlord's lender or of the insurance broker retained by Landlord, the amount of public liability and property damage insurance coverage at that time is not adequate, Tenant shall increase the insurance coverage as required by either Landlord's lender or Landlord's insurance broker.

THIS LEASE AGREEMENT IS EXECUTED AT SUNNYVALE, CALIFORNIA, ON FEBRUARY 5, 1996 BETWEEN DE ANZA BUILDING, A CALIFORNIA LIMITED PARTNERSHIP, HEREINAFTER REFERRED TO AS "LANDLORD" AND COMMTOUCH, INC., A CALIFORNIA CORPORATION, HEREINAFTER REFERRED TO AS "TENANT", ALL WITHOUT REGARD TO GENDER OR NUMBER, WHO AGREE AS FOLLOWS.

13)  DESTRUCTION:

     In the event of damage causing a partial destruction of the premises or the building and other improvements in which the premises are located during the term or extended term of this Lease from any cause and repairs can be made within one hundred twenty (120) days from the date of the damage under the applicable laws and regulations of governmental authorities, Landlord shall repair said damage promptly and within a reasonable time, but such partial destruction shall in no way void this Lease, except that Tenant shall be entitled to a proportionate reduction of rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the portion of the premises usable by Tenant bears to the total area of the premises. If such repairs cannot be made in one hundred twenty (120) days, Landlord may, at Landlord's option, make the same within a reasonable time, this lease continuing in full force and effect and the rent to be proportionately rebated as provided in the previous sentence. In the event that Landlord does not elect to make such repairs which cannot be made in one hundred twenty (120) days, or such repairs cannot be made under such laws and regulations, this Lease may be terminated at the option of either party. In respect to any partial destruction which Landlord is obligated to repair or may elect to repair under the terms of this paragraph, the provisions of any statutes or laws permitting Tenant to terminate this Lease are waived by Tenant. In the event that the building in which the premises are situated is destroyed to the extent of thirty-three and one-third percent (33-1/3%) or more of the then replacement cost thereof, Landlord may elect to terminate this Lease, whether the premises are damaged or not. A total destruction of the premises or of the building in which the premises are located shall terminate this Lease.

14)  CONDEMNATION:

     If the whole or any part of a building of which the premises form a part shall be taken for public or quasi-public use by right of eminent domain, with or without litigation, or transferred by agreement in connection with such public or quasi-public use, this Lease, in the event such taking affects only a portion of the premises, as to the part so taken or condemned or transferred, shall terminate as of the date title shall vest in the condemnor and the rent payable hereunder shall be adjusted so that Tenant shall be required to pay for the remainder of the term only such portion of the rent as the area in the part remaining after the taking or the condemnation bears to the area of the entire premises as of the date title shall vest in the condemnor. In the event of such taking or condemnation by judgment, verdict or agreement, Landlord shall have the option to terminate this Lease of said date, or if all of the premises shall be so taken or condemned or such part thereof be so taken or condemned so that there does not remain a portion susceptible of occupation hereunder, this Lease shall thereupon terminate. All compensation awarded upon such condemnation or taking shall go to the Landlord, and Tenant shall have no claim thereto, and Tenant hereby irrevocably assigns and transfers to Landlord any right to compensation or damages to which the Landlord may become entitled during the term hereof by reasons of the condemnation of all or a part of the premises.

15)  ASSIGNMENT AND SUBLETTING:

     Tenant shall not voluntarily assign or encumber Tenant's interest in this Lease or in the premises or sublease all or any part of the premises, or allow any other person or entity to occupy or use all or any part of the premises, without first obtaining Landlord's written consent, which consent shall not be unreasonably withheld.

16)  DEFAULT:

     The occurrence of any of the following shall constitute a default by
     Tenant: (a) failure to pay rent when due; (b) abandonment and vacation of the premises (failure to occupy and operate the premises for ten (10) consecutive working days shall be deemed an abandonment and vacation); (c) failure to perform any other provision of this lease if the failure to perform is not cured within fifteen (15) days after notice has been given to Tenant. If the default cannot be reasonably cured within fifteen (15) days, Tenant shall not be in default of this Lease if Tenant commences to cure the default within the fifteen (15) day period and diligently and in good faith continues to cure the default.

THIS LEASE AGREEMENT IS EXECUTED AT SUNNYVALE, CALIFORNIA, ON FEBRUARY 5, 1996 BETWEEN DE ANZA BUILDING, A CALIFORNIA LIMITED PARTNERSHIP, HEREINAFTER REFERRED TO AS "LANDLORD" AND COMMTOUCH INC., A CALIFORNIA CORPORATION, HEREINAFTER REFERRED TO AS "TENANT", ALL WITHOUT REGARD TO GENDER OR NUMBER, WHO AGREE AS FOLLOWS.

     Landlord shall have the remedies hereinafter set forth in this paragraph 16 if Tenant commits a default. These remedies are not exclusive; they are cumulative and in addition to any remedies now or later allowed by law.

     Landlord can continue this Lease in full force and effect, and the Lease will continue in effect as long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to collect rent when due. During the period Tenant is in default, and only after vacating the premises, Landlord can enter the premises and relet them, or any part of them, to third parties for Tenant's account. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the premises, including, without limitation, broker's commissions, expenses of remodeling the premises required by the reletting, and like costs. Reletting can be for a period shorter or longer than the remaining term of this Lease. Tenant shall pay to Landlord the rent due under this Lease on the dates the rent is due, less the rent Landlord receives from any reletting. No act by Landlord allowed by this paragraph shall terminate this Lease unless Landlord notifies Tenant that Landlord elects to terminate this Lease. After Tenant's default and for as long as Landlord does not terminate Tenant's rights to possession of the premises, if Tenant obtains Landlord's consent, Tenant shall have the right to assign or sublet its interest in this Lease, but Tenant shall have the right to assign or sublet its interest in this Lease, but Tenant shall not be released from liability. Landlord's consent to a proposed assignment or subletting shall not be unreasonably withheld.

     Landlord can terminate Tenant's right to possession of the premises at any time. No act by Landlord other than giving notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the premises, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord has the right to recover from
     Tenant: (a) the worth at the time of the award of the unpaid rent that had been earned at the time of termination of this lease; (b) the worth, at the time of the award of the amount by which the unpaid rent that would have been earned after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided; and (d) any other amount, and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default. "The worth, at the time of the award," as used in (a) and (b) of this paragraph is to be computed by allowing interest at the rate of ten percent (10%) per annum. "The worth, at the time of the award," as referred to in (c) of this paragraph is to be computed by discounting the amount of the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%).

     If Tenant is in default of this Lease, Landlord shall have the right to have a receiver appointed to collect rent and conduct Tenant's business. Neither the filing of a petition for the appointment of a receiver nor the appointment itself shall constitute an election by Landlord to terminate this Lease.

     Landlord, at any time after Tenant commits a default, can cure the default at Tenant's cost. If Landlord, at any time, by reason of Tenant's default, pays any sum or does any act that requires the payment of any sum, the sum paid by Landlord shall be due immediately from Tenant to Landlord at the time the sum is paid, and if paid at a later date shall bear interest at the rate of ten percent (10%) per annum from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. The sum, together with interest on it, shall be additional rent.

     Rent not paid when due shall bear interest at the rate of ten percent (10%) per annum from the date due until paid. Said interest will accrue in addition to any late charges provided under this Lease.

17)  SIGNS:

     Tenant shall not install, or cause to be installed, any signs in or upon the premises or any part of the building of which the premises forms a part. Landlord shall provide standard sign on entry door to Premises and on appropriate building directories.

  THIS LEASE AGREEMENT IS EXECUTED AT SUNNYVALE, CALIFORNIA, ON FEBRUARY 5, 1996 BETWEEN DE ANZA BUILDING, A CALIFORNIA LIMITED PARTNERSHIP, HEREINAFTER REFERRED TO AS "LANDLORD" AND COMMTOUCH, INC., A CALIFORNIA CORPORATION, HEREINAFTER REFERRED TO AS "TENANT", ALL WITHOUT REGARD TO GENDER OR NUMBER, WHO AGREE AS FOLLOWS.

18)  LANDLORD'S ENTRY ON PREMISES:

     Landlord and its authorized representatives shall have the right to enter the premises at all reasonable times for any of the following purposes:

     (a) To determine whether the premises are in good condition and whether Tenant is complying with its obligations under this lease;

     (b) To do any necessary maintenance and to make any restoration to the premises or the building and other improvements in which the premises are located that Landlord has the right or obligation to perform;

     (c) To show the premises to prospective brokers, buyers, tenant, or persons interested in an exchange at any time during the term.

     Landlord shall not be liable in any other manner for any inconvenience, disturbance, loss of business, nuisance or other damage arising out of Landlord's entry on the premises as provided in this paragraph except damage resulting from the acts or omission of Landlord or its authorized representatives.

     Tenant shall not be entitled to an abatement or reduction of rent if Landlord exercises any rights reserved in this paragraph.

     Landlord shall conduct its activities on the premises as allowed in this paragraph in a manner that will cause the least possible inconvenience, annoyance, or disturbance to Tenant.

19)  SUBORDINATION AND ESTOPPEL:

     In the event any mortgagee shall elect to have this Lease a prior lien to its mortgage, then and in such event, upon such mortgagee notifying the Tenant in writing to that effect, this Lease shall have priority over the lien of such mortgage to the same extent as if the same extent as if the same had been placed on record prior to such mortgage. Tenant covenants and agrees, in the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under any mortgage covering the demised premises, whether or not this Lease is terminated by such foreclosure or sale, that Tenant will, upon request by the purchaser, attorn to the purchaser upon any foreclosure or sale and recognize any such purchaser as the Landlord under this Lease, it being the intent hereof that if this lease should be terminated by such foreclosure or sale, it shall, on request by purchaser, be reinstated as a lease between the purchaser and Tenant. Tenant, upon request of any party in interest, shall execute such instrument or instruments as shall be requested to carry out the requirements of this paragraph, and if Tenant fails to execute and deliver any such instrument, Tenant irrevocably constitutes and appoints Landlord as Tenant's special attorney-in-fact to execute and deliver any such instrument.

     Within ten (10) days after notice from Landlord, Tenant shall execute and deliver to Landlord, in recordable form, a certificate stating that this lease is unmodified and is in full force and effect, or in full force and effect as modified, and stating the modifications. The certificate also shall state the amount of minimum monthly rent, the dates to which the rent has been paid in advance, and the amount of any security deposit, and such other information as Landlord shall reasonably request. Failure to deliver the certificate within the ten (10) days shall be conclusive upon the party failing to deliver the certificate for the benefit of the party requesting the certificate and any successor the party requesting the certificate, that this Lease is in full force and effect and has not been modified except as may be represented by the party requesting the certificate. If a party fails to deliver the certificate within the ten (10) days, the party failing to deliver the certificate irrevocably constitutes and appoints the other party as its special attorney-in-fact to execute and deliver the certificate to any third party.

     THIS LEASE AGREEMENT IS EXECUTED AT SUNNYVALE, CALIFORNIA, ON FEBRUARY 5, 1996 BETWEEN DE ANZA BUILDING, A CALIFORNIA LIMITED PARTNERSHIP, HEREINAFTER REFERRED TO AS "LANDLORD" AND COMMTOUCH, INC., A CALIFORNIA CORPORATION, HEREINAFTER REFERRED TO AS "TENANT", ALL WITHOUT REGARD TO GENDER OR NUMBER, WHO AGREE AS FOLLOWS.

20)  NOTICE:

     Any notice, demand, request, consent, approval, or communication that either party desires or is required to give to the other party or any other person shall be in writing and either served personally or sent by prepaid, first-class mail. Any notice, demand, request, consent, approval or communication that either party desires or is required to give to the other party shall be addressed to Landlord at 298 S. Sunnyvale, Suite 105-A, Sunnyvale, CA 94086 and to Tenant at 298 S. Sunnyvale, Suite 209, Sunnyvale, CA 94086. Either party may change its address by notifying the other party of the change of address. Notice shall be deemed communicated within forty-eight (48) hours from the time of mailing if mailed as provided in this paragraph.

21)  ATTORNEY'S FEES:

     Tenant agrees that if Landlord is involuntarily made a party to any litigation concerning this Lease or the premises or any property of which the premises are a part by reason of any act or omission of Tenant and not because of any act or omission of Landlord, then Tenant shall hold harmless landlord from all liability by reason thereof, including reasonable attorney's fees incurred by Landlord in such litigation and all taxable court costs. If legal action shall be brought by either Landlord or Tenant for the unlawful detainer of the premises, for the recovery of any rent or any other sums due under the provisions of this Lease, or because of the breach of any term, covenant, or provision of this Lease, the party prevailing in said action (Landlord or Tenant, as the case may be) shall be entitled to recover from the party not prevailing costs of suit and a reasonable attorney's fee which shall be fixed by the Judge of the Court.

22)  SURRENDER OF PREMISES: HOLDING OVER:

     On expiration of ten (10) days after termination of the term, Tenant shall surrender to Landlord the premises and all Tenant's improvements and alterations in good condition (except for ordinary wear and tear occurring after the last necessary maintenance made by Tenant, destruction to the premises covered by paragraph 13, and alterations that Tenant is obligated to remove under the provisions of paragraph 9).

23)  MISCELLANEOUS:

     Time is of the essence of each provision of this Lease.

     Whenever consent or approval of either party is required that party shall not unreasonably withhold such consent or approval.

     Each party represents that it is has not had dealings with any real estate broker, finder, or other person, with respect to this Lease in any manner other than BT Commercial. Each party shall hold harmless the other party from all damages resulting from any claims that may be asserted against the other party by any broker, finder, or other person, with whom the other party has or purported has dealt.

     This Lease shall be construed and interpreted in accordance with the laws of the State of California.

     This Lease contains all the agreements of the parties and cannot be amended or modified except by a written agreement.

     All provisions, whether covenants or conditions, on the part of Tenant shall be deemed to be both covenants and conditions.

     The titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon and are not relevant to the construction or interpretation of any part of this Lease.

THIS LEASE AGREEMENT IS EXECUTED AT SUNNYVALE, CALIFORNIA, ON FEBRUARY 5, 1996 BETWEEN DE ANZA BUILDING, A CALIFORNIA LIMITED PARTNERSHIP, HEREINAFTER REFERRED TO AS "LANDLORD" AND COMMTOUCH, INC., A CALIFORNIA CORPORATION, HEREINAFTER REFERRED TO AS "TENANT", ALL WITHOUT REGARD TO GENDER OR NUMBER, WHO AGREE AS FOLLOWS.
                                                                    PAGE 8 OF 10


     As used in this Lease, the singular or plural number shall each be deemed to include the other whenever the context so indicates.

     "Party" shall mean Landlord or Tenant; and if more than one person or entity is Landlord or Tenant, the obligations imposed on that party shall be joint and several.

     The un-enforceability, invalidity, or illegality of any provision shall not render the other provisions unenforceable, invalid or illegal.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the day and year first above written.

COMMTOUCH, INC., A CALIFORNIA CORPORATION       DE ANZA BUILDING


By: /s/  SIGNATURE                              By: /s/  SIGNATURE
    -------------------------------------           ----------------------------

Date:  2/22/96                                  Date:  March 13, 1996
      -----------------------------------             --------------------------

THIS LEASE AGREEMENT IS EXECUTED AT SUNNYVALE, CALIFORNIA, ON FEBRUARY 5, 1996 BETWEEN DE ANZA BUILDING, A CALIFORNIA LIMITED PARTNERSHIP, HEREINAFTER REFERRED TO AS "LANDLORD" AND COMMTOUCH, INC., A CALIFORNIA CORPORATION, HEREINAFTER REFERRED TO AS "TENANT", ALL WITHOUT REGARD TO GENDER OR NUMBER, WHO AGREE AS FOLLOWS.
                                                                    PAGE 9 OF 10




                              [Suite #209 DIAGRAM]

                                                                       EXHIBIT A

THIS ADDENDUM SHALL BE ATTACHED TO AND MADE A PART OF THAT CERTAIN LEASE AGREEMENT BETWEEN DE ANZA BUILDING, A CALIFORNIA LIMITED PARTNERSHIP AS "LANDLORD", AND COMMTOUCH, INC., A CALIFORNIA CORPORATION. "TENANT" FOR THE PREMISES COMMONLY KNOWN AS 298 S. SUNNYVALE AVENUE, SUITE 209, SUNNYVALE, CALIFORNIA AND DATED FEBRUARY 5, 1996 FOR REFERENCE PURPOSES ONLY.

                                                                   PAGE 10 OF 10

1)   RENT SCHEDULE:

     Months 01-06        $1.30 per sq. ft. full service
     Months 07-12        $1.35 per sq. ft. full service
     Months 13-24        $1.40 per sq. ft. full service
     Months 25-36        $1.45 per sq. ft. full service

2)   TENANT IMPROVEMENTS:

     Landlord, at Landlord's sole expense, shall complete the following tenant improvements prior to the Occupancy Date:

     1.   Shampoo the carpet.
     2. Eliminate a portion of the built-in counter as noted on the attached floorplan. The counter and walls need to be repaired and finished to look good.
     3. Wash all vinyl wall covering; if it does not clean up, all walls shall be patched and painted with a mutually agreeable color.
     4.   Replace any broken or stained ceiling tiles.
     5.   Paint all HVAC registers and returns.

3)   ADVANCED RENT:

     Upon the execution of the lease, Tenant shall pay to Landlord the sum of Two Thousand Three Hundred Sixty-Eight and 60/100 Dollars ($2,368.60) for the first month of rent.

4)   SECURITY DEPOSIT:

     Upon the execution of the Lease, Tenant shall pay to Landlord the sum of Two Thousand Five Hundred and 00/100 Dollars ($2,500.00) as a security deposit.

5)   MOLLY BOLTS:

     Tenant shall not use molly bolts or any other items in the walls that will cause large holes.

6)   PROPERTY TAX:

     Any increase in taxes due to resale, refinancing or change of ownership during the lease term shall be borne by Landlord.

7)   OPTION TO RENEW:

     One (1) three (3) year option to renew the lease with three (3) months prior notice. Option Rent to be agreed on at the time the option is exercised.

8)   OPTION TO CANCEL:

     Tenant shall have the right to cancel this lease after the 24th month of the lease term by giving the Landlord 120 days written notice prior to the end of the 24th month. Should Tenant decide to cancel the last year of the lease term, Tenant shall pay a penalty of three months rent which equals $7,652.40, and the unamortized broker's commission which equals $1,585.14, for a total of $9,237.54. Said amount shall be due and payable to Landlord at the time Tenant notifies Landlord of its intent to cancel.

READ AND APPROVED:

TENANT:   Commtouch, Inc.,            LANDLORD: De Anza Building
          a California Corporation              a California Limited Partnership

By: [SIG]                             By: [SIG]
   -------------------------             ------------------------------

                                      March 13, 1996

                            FIRST AMENDMENT TO LEASE


This is an amendment to the lease dated February 5, 1996 for Suite 209 between De Anza Building as Landlord and Commtouch Inc., a California Corporation, as Tenant. Landlord and Tenant do hereby agree to the following:

1. TERM. Lease term shall be extended for one additional year, until April 30, 2000.

2. PREMISES. The Premises shall consist of 2,004 rentable square feet (includes 10% loan factor--see Exhibit "A").

3. RENT. Monthly rent shall be calculated at $2.25 per rentable square foot, fully serviced, which equals Four Thousand Five Hundred Nine Dollars and no cents ($4,509.00) per month.

All other terms and conditions of the original lease shall remain the same.

Read and Approved:


          /s/ SIGNATURE
-----------------------------------------------      -------------------
Tenant, Gideon Mantel, CEO, Commtouch Inc.           date


          /s/ SIGNATURE                                   2-15-99
-----------------------------------------------      -------------------
Landlord, Yun So Chang                               date

THIS IS ADDENDUM NO. 2 TO THE LEASE DATED FEBRUARY 5, 1966 BETWEEN DeANZA BUILDING, A CALIFORNIA LIMITED PARTNERSHIP AND COMMTOUCH, INC. A CALIFORNIA CORPORATION.

SINCE ROBERT NOVAK IS NO LONGER WITH COMMTOUCH, GIDEON MANTEL, C.O.O. IS HEREINAFTER THE RESPONSIBLE PERSON FOR THE ABOVE MENTIONED LEASE.

IT IS FURTHER AGREED THAT TONI CASTRO BE MADE THE RESPONSIBLE PERSON IN THE ABSENCE OF MR. MANTEL. SHE CAN BE LET INTO THE SUITE AS REQUIRED (IF ACCIDENTALLY LOCKED OUT) AND IS THE CONTACT PERSON AT ALL TIMES FOR SUITE 209. RENT IS DUE ON THE FIRST OF THE MONTH AND LATE (CHARGES WILL APPLY) IF RECEIVED AFTER THE TENTH. ALL OTHER TERMS OF THE ABOVE MENTIONED LEASE REMAIN IN EFFECT.



/s/ HARRISON WILLIAMS                              12/10/96
--------------------------------------            ----------
Harrison Williams, General Partner                   Date
DeAnza Building, a Limited Partnership


/s/ GIDEON MANTEL                                   12-9-96
--------------------------------------            -----------
Gideon Mantel, C. O. O.                              Date
CommTouch, Inc.